EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of PG&E Corporation for the quarter ended September 30, 2021 (“Form 10-Q”), I, Patricia K. Poppe, Chief Executive Officer of PG&E Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)the Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of PG&E Corporation.

November 1, 2021	/s/ PATRICIA K. POPPE
Patricia K. Poppe
Chief Executive Officer

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of PG&E Corporation for the quarter ended September 30, 2021 (“Form 10-Q”), I, Christopher A. Foster, Executive Vice President and Chief Financial Officer of PG&E Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)the Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of PG&E Corporation.

November 1, 2021	/s/ CHRISTOPHER A. FOSTER
Christopher A. Foster
Executive Vice President and
Chief Financial Officer